                                           UAM Funds
                                           Funds for the Informed Investor(SM)

Rice, Hall, James Portfolios
Semi-Annual Report                                                April 30, 2002

                                                        [LOGO]
                                                        UAM

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UAM FUNDS                                                         RHJ PORTFOLIOS
                                                                  APRIL 30, 2002

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ................................................      1
Statements of Net Assets
   Micro Cap ........................................................      6
   Small/Mid Cap ....................................................     10
Statements of Operations ............................................     13
Statements of Changes in Net Assets
   Micro Cap ........................................................     14
   Small/Mid Cap ....................................................     15
Financial Highlights

   Micro Cap ........................................................     16
   Small/Mid Cap ....................................................     17
Notes to Financial Statements .......................................     18

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UAM FUNDS                                                         RHJ PORTFOLIOS

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May 15, 2002

Dear Shareholders:

The performance of the Rice Hall James Small/Mid Cap Portfolio as of April 30, 2002 is presented below. Three indices are provided for comparative purposes, the Russell Mid Cap, the Russell 2000 and a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap indices. This 50/50 Blended Russell Index is the appropriate benchmark for the RHJ Small/Mid Cap Portfolio. Returns are shown for the most recent month, latest 3 months and latest 6 months.

                                        Current       Latest       Latest
                                         Month       3 Months     6 Months
                                       ---------    ----------   ----------

Small/Mid Cap Portfolio                 -2.21%        3.78%        12.77%
50/50 Blended Russell Index             -0.51%        4.44%        17.64%
Russell Mid Cap                         -1.94%        2.84%        15.24%
Russell 2000                             0.91%        6.03%        20.03%

The RHJ Small Mid/Cap Portfolio's 3.78% return for the quarter ended April 30, 2002 fell slightly short of the Blended Russell Index return of 4.44%. The latest 6-month return of 12.77% underperformed the benchmark returns, which have benefited from strong rallies in the value issues during this period. During this 6-month period value stocks, as measured by the Russell 2000 and Russell Midcap Value indices, posted returns more than 2 1/2 times those of the Russell 2000 and Russell Mid Cap Growth indices. The tilt toward growth issues in the RHJ Portfolio penalized returns in the first six months.

Reviewing the Portfolio this quarter versus two quarters ago, it is apparent that there are a higher percentage of growth issues versus value-oriented stocks. The market has rewarded investors handsomely in the value side of the market during the past six and twelve months and punished those in the growth area. This made sense with the bursting of the technology bubble two years ago and the resultant "catching up" of the value stocks. The issue now is that growth is starting to look more attractive, at least selectively, while the stocks of more stable, consistent, slow growth businesses are trading at historically high price earnings ratios versus their meager long-term growth rates.

Technology ended the quarter at 17% of the Portfolio and while it performed slightly better than the broad market's Technology representation, it still dropped 15%. After nearly two years of admirable performance, the overweighted (11% of the Portfolio) Materials and Processing sector's 4% return lagged that of the similar index sector by approximately 12%, due to poor stock selection during the quarter. The strongest stock selection was seen in the Financial area where the RHJ selections were up over 25%, well above the market's 10% Financial sector return. Unfortunately, this sector carried half the weight of the Financial representation in the benchmark index.

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UAM FUNDS                                                         RHJ PORTFOLIOS

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Offsetting the underweight in Financials were overweights in Consumer related and Energy issues, both very strong sectors in the market and the Portfolio. Approximately one-third of the fund was invested in these two sectors (26% in Consumer related and 7% in Energy) and good stock selection provided returns superior to the market's approximate 10% and 20% gains in the quarter for Consumer and Energy, respectively.

The RHJ Small/Mid Cap Portfolio is designed to replicate the Rice Hall James core equity style in which the overwhelming majority of RHJ separate accounts have been successfully managed for many years. The market value of the Small/Mid Cap Portfolio was $84.4 million as of April 30, 2002. Sector weightings do not drive our fundamentally based stock selection process and we do not expect any dramatic changes in sector exposures this quarter. Maximum capital appreciation is the primary objective of this Portfolio, current income generation is not a consideration and volatility and turnover may be high. No derivative investments are used.

The performance of the Rice Hall James Micro Cap Portfolio as of April 30, 2002 is presented below:

                                        Current       Latest       Latest
                                         Month       3 Months     6 Months
                                       ---------    ----------   ----------

Micro Cap Portfolio                      0.23%         5.76%       17.91%
Russell 2000                             0.91%         6.03%       20.03%

The Rice Hall James Micro Cap Portfolio gained 27 basis points less than the benchmark Russell 2000's 6.03% return for the quarter ended April 30, 2002. In the latest 6-month period, the 18% return of the Portfolio lagged the very strong performance of the Russell 2000.

Positive contributors to the quarter ended April 30, 2002, were the Energy sector with better than a 35% return and a 14% weight in the Portfolio, and the Financial area with its 25% return and 12% weight. Like the Small/Mid Portfolio, Technology carried a 17% weight in the Portfolio, but was down only 11% for the quarter versus a 17% drop in the similar Russell 2000 sector.

The 15% weighted Consumer related sector represented opportunity cost in the Portfolio with its flat performance versus the benchmark's 12% consumer related gain. Poor stock selection in the market weighted Health Care sector hurt the Portfolio numbers with an approximate 20% loss during the quarter.

The market value of the Micro Cap Portfolio was $96.3 million as of April 30, 2002. Sector weightings do not drive our fundamentally based stock selection process and we do not expect any dramatic changes in sector exposures this quarter. Maximum capital appreciation is the primary objective of this Portfolio, current income generation is not a consideration and volatility and turnover may be high. No derivative investments are used.

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UAM FUNDS                                                         RHJ PORTFOLIOS

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Regardless of news blasts, both positive and negative, the market in total seems to be having trouble staying out of its own way. The question is why? We seem to be coming out of recession, a second-half earnings recovery against very depressed 3rd and 4th quarter 2001 numbers seems in the cards. The Fed, now neutral after a highly successful easing period, may look toward tightening slightly in the months ahead to properly "manage" the economic recovery. This is broad macro-economic good news.

Yes, the thought of higher interest rates always spooks the market, but keep in mind that the Fed funds rate was dropped from 6.5% to 1.75% in 2001. The Fed certainly has plenty of room to firm up a bit without stifling the new expansion. Even a 125 basis point rise in rates to 3% in the next 12 months would still keep rates below the average "easing" levels of 2001. What about the impact on price/earnings ratios of a 125 basis point increase? Ultimately, a combination of earnings growth and interest rate levels drive the P/E equation. And strong and improving earnings rarely occur without commensurate upward moves in interest rates and inflation. The Federal Reserve is not likely to ratchet rates up dramatically. Its goal is to manage, not destroy, the coming expansion. We would take a mild tightening stance as a bullish, rather than bearish, economic sign.

Lastly, investors have certainly not based P/E levels upon the belief that a Fed funds rate of 1.75% is permanent. It is widely recognized and accepted that this level is designed to stimulate the economy. If an economic recovery is in place, some degree of tightening should be expected and already discounted in current stock prices.

The jump to 6% unemployment in April was viewed negatively by the stock market. Should it have been? Not really, employment statistics always lag recoveries. Capital spending and employment cuts are the very tools companies use to return to prior profit levels in weak macro-economic environments. When the earnings recover, the spending and re-employment should begin.

Perhaps the answer is right in front of us. The market's lack of a positive response to an improving economic and profit picture may indicate that this is simply all a head fake, that the economy is not as strong as it appears and is not recovering anytime soon. Half of the strong first quarter GDP gain was inventory rebuilding, not final sales demand. Early indications show that the second quarter will be significantly weaker than the first quarter. The double-dip recession scenario could play out in the second half of this year. Or perhaps the economy is recovering, but much, much slower and less dramatically than most suspect or hope.

In any given quarter's analytical readings, common themes seem to arise. Two were of interest to us this quarter. One is the idea that while we are apparently at the beginning of a new economic recovery, stock valuations are already closer to bull market highs than they are to bear market lows. The second is purely psychological, but may prove to have a significant or dominant impact on the financial markets for the foreseeable future. The thought is that throughout the 1990's, the prevailing investor

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UAM FUNDS                                                         RHJ PORTFOLIOS

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belief, born out by tremendous success, was to buy on the dips. Earnings growth and the rate of return on stock investments consistently exceeded investor expectations. Steve Galbraith of Morgan Stanley points out that while investors have lowered expectations due to their recent painful experience, expectations in aggregate may still be too high. If expectations remain too high, then "chronic disappointment" in the financial markets could evolve into a "sell-on-the-rallies" mentality.

At the risk of being too simplistic, it's all about expectations, confidence and reality. Confidence occurs when expectations are met or exceeded by reality. Therefore, it is important that expectations be reasonable and achievable. Expectations can only be dampened if investors recognize and take seriously the potential obstacles to economic growth, corporate earnings growth and the potential impact on equity market returns. The obstacles are many and include the following:

Debt service in the consumer and corporate sector is extremely high. Corporate pricing power is virtually non-existent. Interest rates are heading up, not down from present levels. The refinancing boom and its positive impact on consumer spending is slowing. The negative wealth effect of two tough years in the stock market hurts spending in much the same way. Many once over-funded pension funds are now no longer so; corporations will be funding plans with what would have been earnings. Employment growth is proving slow to recover. Business is playing a wait-and-see game regarding capital spending, wanting to see growth in demand before they commit again to expensive spending plans. Housing has remained strong, but March provided some evidence of weakness, rather than recovery potential. The same could be said for autos. The accounting issues unearthed in the Enron/Arthur Andersen fiasco, have created a crisis of confidence in firms' reporting mechanisms. The integrity of Wall Street analysts is also now in question before the Senate. Then, of course, there is war to worry about, referred to in one report as the "new continuous war": terrorist activity, the war in Afghanistan, the once again heated Israeli/Palestinian conflict, not to mention America's not so quiet plans to invade Iraq as early as this summer.

These issues create great uncertainty in what will be reality in coming months. The market has been known to adeptly climb the wall of worry, but this can only be done if investors believe the obstacles are real and can impact them in some tangible way. This is usually revealed through low equity valuations and based on history; we are not there.

Obviously, expectations have been reduced a great deal since the New Economy market in 1999 and 2000, but the process is not over. It is an adjustment to look toward widespread moderate growth in a broad group of companies rather than the exceptional growth in a few. The expansion will likely be long and drawn out. There may be no huge resurgence in technology cap spending. A healthy slow growth environment consolidating the great strides made in the expansion of the 1990's is desirable, but valuations in the market would suggest that this environment might fall short of expectations and create a series of minor disappointments. The corporate profit expe-

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UAM FUNDS                                                         RHJ PORTFOLIOS

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rience in the Nasdaq leadership is a fine example of continuing disappointment and the result is a drop in the index once again to the lows of a year ago.

We may be overestimating the broad investment public's expectations regarding both the economy and potential market returns, but the market action in the first four months of this year shows very little investor conviction. Sector rotation is rapid and volatility is high. Every big up day is followed by a big down day. High valuations versus historic norms and the inability of the markets to mount a sustainable upward move suggest that the market is still searching for a cause. Our hunch is that the "sell-on-the-rallies" mentality is already in place and may continue, but our expectations are clearly low. It would not take a lot of positive news to exceed our expectations and maybe spark some sense of confidence. In the meantime, it remains a stock picker's market, where individual company selection is key.

Rice, Hall, James & Associates

     All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

     There are no assurances that a portfolio will meet its stated objectives.

     A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                        Definition of Comparative Indices
                        ---------------------------------

50/50 Blended Russell Index is a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap Indices.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell Mid Cap Index is an unmanaged comprised of 800 stocks of U.S. companies with mid-market capitalization.



     Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

     Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                             RHJ MICRO CAP PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)

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STATEMENT OF NET ASSETS
COMMON STOCK -- 89.3%

                                                       Shares         Value
BANKING -- 5.4%                                       --------     ----------
   CoBiz ..........................................     32,900     $  587,594
   First State Bancorporation .....................     28,600        677,820
   Itla Capital* ..................................     41,600      1,250,080
   Macatawa Bank ..................................     54,288      1,064,045
   Trico Bancshares ...............................     27,380        629,466
   Umpqua Holdings ................................     61,110        986,926
                                                                   ----------
                                                                    5,195,931
                                                                   ----------

BASIC INDUSTRIES -- 9.6%
   Applied Extrusion Technologies* ................    104,400        730,800
   CoorsTek* ......................................     37,570      1,476,125
   Intertape Polymer Group* .......................    121,800      1,492,050
   Omnova Solutions* ..............................     55,500        510,600
   Orbital Sciences* ..............................    200,500      1,337,335
   Spartech .......................................     52,700      1,409,198
   Tetra Technologies* ............................     78,600      2,251,104
                                                                   ----------
                                                                    9,207,212
                                                                   ----------

CAPITAL CONSTRUCTION -- 1.0%
   US Concrete* ...................................    144,300        947,907
                                                                   ----------
CONSUMER DURABLES -- 3.4%
   Fleetwood Enterprises ..........................    190,000      2,027,300
   Palm Harbor Homes* .............................     51,700      1,212,365
                                                                   ----------
                                                                    3,239,665
                                                                   ----------

CONSUMER NON-DURABLES -- 7.5%
   M T R Gaming Group* ............................     40,500        678,780
   O'Charleys* ....................................     53,100      1,341,306
   Peet's Coffee & Tea* ...........................    150,300      2,349,189
   Robert Mondavi* ................................     30,000      1,176,600
   Stride Rite ....................................    163,830      1,441,704
   Topps* .........................................     20,090        205,521
                                                                   ----------
                                                                    7,193,100
                                                                   ----------

ENERGY RELATED -- 6.2%
   Horizon Offshore* ..............................    128,300      1,270,170
   Prima Energy* ..................................     33,500        834,183

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                             RHJ MICRO CAP PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)

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COMMON STOCK - continued

                                                       Shares        Value
                                                      --------    -----------
   Pure Resources* ................................     91,100    $ 2,149,960
   Ultra Petroleum* ...............................    184,000      1,621,040
                                                                  -----------
                                                                    5,875,353
                                                                  -----------

HEALTH CARE -- 8.5%
   Axcan Pharma* ..................................     70,000        929,600
   Cardiodynamics International* ..................    282,700        876,370
   Impax Laboratories* ............................    106,600        735,540
   Interpore International* .......................     95,400        896,760
   Ocular Sciences* ...............................     42,500      1,272,875
   PSS World Medical* .............................     85,000        841,500
   Utah Medical Products* .........................     97,600      1,530,368
   Women First Healthcare* ........................    131,300      1,060,904
                                                                  -----------
                                                                    8,143,917
                                                                  -----------

INSURANCE -- 3.1%
   Scottish Annuity & Life Holdings ...............     75,300      1,611,420
   Vesta Insurance Group ..........................    290,000      1,325,300
                                                                  -----------
                                                                    2,936,720
                                                                  -----------

MISCELLANEOUS -- 1.6%
   Mastec* ........................................    190,120      1,479,134
                                                                  -----------
RETAIL -- 5.7%

   Charlotte Russe Holding* .......................     24,700        695,058
   Factory 2-U Stores* ............................    112,600      1,559,510
   Galyans Trading* ...............................     71,100      1,279,800
   United Natural Foods* ..........................     35,000        838,250
   Wild Oats Markets* .............................     95,240      1,045,735
                                                                  -----------
                                                                    5,418,353
                                                                  -----------

SERVICES -- 10.9%
   Carreker* ......................................    219,600      2,193,804
   Daisytek International* ........................    121,700      1,938,681
   eSpeed* ........................................    100,000      1,234,000
   Exponent* ......................................     66,100        868,554
   Hoenig Group* ..................................     63,800        793,672
   Intrado* .......................................     46,200        858,858
   Pegasus Solutions* .............................     65,000      1,259,050
   Talx ...........................................     76,000      1,238,800
                                                                  -----------
                                                                   10,385,419
                                                                  -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                             RHJ MICRO CAP PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)

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COMMON STOCK - continued

                                                       Shares        Value
                                                      --------    -----------
TECHNOLOGY -- 18.8%
   Acclaim Entertainment* .........................    173,900    $   932,104
   BEI Technologies ...............................     70,600      1,384,466
   ClearOne Communications* .......................     66,200      1,085,018
   Computer Network Technology* ...................     62,600        597,204
   Concurrent Computer* ...........................     88,750        607,938
   CTS ............................................    118,300      2,028,845
   Hutchinson Technology* .........................     53,000        949,230
   MKS Instruments* ...............................     26,841        909,641
   Moldflow* ......................................     86,900        918,533
   Optimal Robotics, Cl A* ........................     55,900        834,028
   Pericom Semiconductor* .........................     55,000        784,850
   PLATO Learning* ................................     54,600        732,732
   SBS Technologies* ..............................    100,600      1,281,644
   Scansource* ....................................     22,700      1,522,262
   SkillSoft* .....................................     76,000      1,459,884
   Trizetto Group* ................................     84,900      1,001,820
   WebEx Communications* ..........................     55,100        949,373
                                                                  -----------
                                                                   17,979,572
                                                                  -----------

TELECOMMUNICATIONS -- 3.3%
   Comarco* .......................................     39,700        361,270
   Datum* .........................................    125,800      1,471,860
   Viasat* ........................................    119,100      1,266,033
                                                                  -----------
                                                                    3,099,163
                                                                  -----------

TRANSPORTATION -- 4.3%
   AAR ............................................     96,000      1,223,040
   Atlas Air Worldwide Holdings* ..................     37,000        461,390
   RailAmerica* ...................................     71,100        653,409
   UTI Worldwide* .................................     55,300      1,106,000
   Wabash National ................................     69,235        677,811
                                                                  -----------
                                                                    4,121,650
                                                                  -----------

   TOTAL COMMON STOCK
       (Cost $70,229,959)                                          85,223,096
                                                                  -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                             RHJ MICRO CAP PORTFOLIO
                                                      APRIL 30, 2002 (Unaudited)

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WARRANTS -- 0.0%


                                                                                   Shares               Value
                                                                                -----------          -----------
PETROLEUM & FUEL PRODUCTS -- 0.0%
  Magnum Hunter Resources, Expire: 3/21/05 (Cost $0) ......................          30,000          $        --
                                                                                                     -----------
REPURCHASE AGREEMENT -- 11.6%

                                                                                   Face
                                                                                  Amount
                                                                                -----------

   JP Morgan Chase Securities, Inc. 1.55% dated 04/30/02,
       matures 05/01/02, to be repurchased at $11,113,478
       collateralized by $10,653,845 of various U.S. Treasury
       Obligations valued at $11,113,005 (Cost $11,113,000) ...............     $11,113,000           11,113,000
                                                                                                     -----------

   TOTAL INVESTMENTS -- 100.9%
       (Cost $81,342,959) (a) .............................................                           96,336,096
                                                                                                     -----------
   OTHER ASSETS AND LIABILITIES -- (0.9)% .................................                             (838,189)
                                                                                                     -----------
NET ASSETS CONSIST OF:
   Paid in Capital ........................................................                           80,554,850
   Accumulated Net Investment Loss ........................................                             (341,469)
   Accumulated Net Realized Gain ..........................................                              291,389
   Net Unrealized Appreciation ............................................                           14,993,137
                                                                                                     -----------
   TOTAL NET ASSETS -- 100.0%                                                                        $95,497,907
                                                                                                     ===========
   Institutional Class Shares:
   Shares Issued and Outstanding
       ($0.001 par value -- 25,000,000 authorized) ........................                            5,479,373
   Net Asset Value, Offering and Redemption Price Per Share ...............                               $17.43
                                                                                                          ======


  * Non-Income Producing Security
 Cl Class
(a) The cost for federal income tax purposes was $81,342,959. At April 30, 2002 net unrealized appreciation for all securities based on tax cost was $14,993,137. This consisted of aggregate gross unrealized appreciation for all securities of $18,478,403, and gross unrealized depreciation for all securities of $3,485,266.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                     APRIL 30, 2001 (Unaudited)

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 STATEMENT OF NET ASSETS COMMON STOCK -- 84.9%

                                                       Shares         Value
                                                      --------     ----------
BANKS -- 4.0%
   Downey Financial ...............................     27,850     $1,479,392
   Silicon Valley Bancshares* .....................     55,400      1,770,030
                                                                   ----------
                                                                    3,249,422
                                                                   ----------

BASIC INDUSTRIES -- 10.7%
   Autoliv ........................................     52,600      1,162,460
   Engelhard ......................................     57,500      1,749,150
   Lubrizol .......................................     41,600      1,434,368
   OM Group .......................................     11,900        794,325
   Reynolds & Reynolds, Cl A ......................     72,600      2,102,496
   Valspar ........................................     31,800      1,464,390
                                                                   ----------
                                                                    8,707,189
                                                                   ----------

CAPITAL CONSTRUCTION -- 2.1%
   Oshkosh Truck ..................................     29,800      1,696,216
                                                                   ----------
CONSUMER DURABLES -- 3.5%
   Sensient Technologies ..........................    113,800      2,843,862
                                                                   ----------
CONSUMER NON-DURABLES -- 8.3%
   American Greetings .............................     37,000        656,750
   American Italian Pasta* ........................     29,700      1,477,278
   CEC Entertainment* .............................     19,700        910,140
   Dreyer' s Grand Ice Cream ......................     27,800      1,297,148
   Valassis Communications* .......................     46,250      1,729,287
   Valuevision International, Cl A* ...............     36,700        693,263
                                                                   ----------
                                                                    6,763,866
                                                                   ----------

ENERGY RELATED -- 6.8%
   Global Industries* .............................    147,100      1,418,044
   Key Energy Services* ...........................    190,400      2,313,360
   Noble Affiliates ...............................     46,600      1,819,730
                                                                   ----------
                                                                    5,551,134
                                                                   ----------

HEALTH CARE -- 9.3%
   CryoLife* ......................................     22,100        651,287
   Haemonetics* ...................................     40,500      1,342,170
   ICN Pharmaceuticals ............................     69,300      1,916,838

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                     APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                       Shares       Value
                                                      --------   -----------
   Pall ...........................................     57,500   $ 1,196,000
   Shire Pharmaceuticals, ADR* ....................     54,300     1,205,460
   SurModics* .....................................     32,700     1,329,909
                                                                 -----------
                                                                   7,641,664
                                                                 -----------

INSURANCE -- 3.1%
   American Financial Group .......................     44,600     1,324,174
   Mercury General ................................     24,800     1,240,000
                                                                 -----------
                                                                   2,564,174
                                                                 -----------

NATURAL RESOURCES -- 1.6%
   Martin Marietta Materials ......................     34,700     1,351,912
                                                                 -----------
RETAIL -- 11.9%
   Autonation* ....................................     95,200     1,523,200
   Blockbuster, Cl A ..............................     83,500     2,388,100
   Circuit City Stores ............................     79,300     1,709,708
   Duane Reade* ...................................     43,700     1,387,475
   Electronics Boutique Holdings* .................     31,800       904,392
   Too* ...........................................     59,600     1,796,940
                                                                 -----------
                                                                   9,709,815
                                                                 -----------

SERVICES -- 8.4%
   ABM Industries .................................     23,700       907,710
   R.H. Donnelley* ................................     64,400     1,894,648
   Speedway Motorsports* ..........................     65,400     1,952,190
   United Stationers* .............................     54,600     2,129,946
                                                                 -----------
                                                                   6,884,494
                                                                 -----------

TECHNOLOGY -- 14.0%
   ATI Technologies* ..............................    119,600     1,219,920
   Autodesk .......................................     83,400     1,533,726
   Coherent* ......................................     53,500     1,637,100
   Garmin* ........................................     48,600     1,093,986
   Ingram Micro, Cl A* ............................     86,600     1,286,876
   Macrovision* ...................................     49,500     1,100,385
   Mentor Graphics* ...............................     83,200     1,605,760
   Riverdeep Group, ADR* ..........................     41,500       834,565
   VeriSign* ......................................    120,100     1,110,925
                                                                 -----------
                                                                  11,423,243
                                                                 -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                     APRIL 30, 2002 (Unaudited)


--------------------------------------------------------------------------------

COMMON STOCK -- continued


                                                                                     Shares             Value
                                                                                  -----------        -----------
TRANSPORTATION -- 1.2%

   Forward Air* ...........................................................            35,700        $   969,969
                                                                                                     -----------
   TOTAL COMMON STOCK
       (Cost $62,713,364) .................................................                           69,356,960
                                                                                                     -----------
SHORT-TERM INVESTMENT -- 18.4%

                                                                                      Face
                                                                                     Amount
                                                                                  -----------

REPURCHASE AGREEMENT -- 18.4%
   JP Morgan Chase Securities Inc. 1.55% dated 04/30/02,
       matures 05/01/02, to be repurchased at $15,061,648,
       collateralized by $14,438,726 of various U.S. Treasury
       Obligations valued at $15,061,007 (Cost $15,061,000) ...............       $15,061,000         15,061,000
                                                                                                     -----------
   TOTAL INVESTMENTS -- 103.3%
       (Cost $77,774,364) (a) .............................................                           84,417,960
                                                                                                     -----------
   OTHER ASSETS AND LIABILITIES -- (3.3)% .................................                           (2,724,109)
                                                                                                     -----------
NET ASSETS CONSIST OF:
   Paid in Capital ........................................................                           75,793,278
   Net Investment Loss ....................................................                             (178,128)
   Accumulated Net Realized Loss ..........................................                             (564,895)
   Net Unrealized Appreciation ............................................                            6,643,596
                                                                                                     -----------
   TOTAL NET ASSETS -- 100.0% .............................................                          $81,693,851
                                                                                                     ===========
   Institutional Class Shares:
   Shares Issued and Outstanding
       ($0.001 par value -- 25,000,000 authorized) ........................                            5,947,646
   Net Asset Value, Offering and Redemption Price Per Share ...............                               $13.74
                                                                                                          ======


  * Non-Income Producing Security
ADR American Depositary Receipt
Cl  Class
(a) The cost for federal income tax purposes was $77,774,364. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $6,643,546. This consisted of aggregate gross unrealized appreciation for all securities of $8,420,999, and gross unrealized depreciation for all securities of $1,777,403.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             RHJ PORTFOLIOS
                                                      FOR THE SIX MONTHS ENDED
                                                      APRIL 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS


                                                                        Micro Cap       Small/Mid Cap
                                                                        Portfolio         Portfolio
                                                                       ------------     -------------
Investment Income
Dividends ...........................................................   $    81,624     $   142,829
Interest ............................................................        79,457          65,338
                                                                        -----------     -----------
   Total Income .....................................................       161,081         208,167
                                                                        -----------     -----------
Expenses
Investment Advisory Fees -- Note B ..................................       321,609         246,935
Administrative Fees -- Note C .......................................        58,328          49,511
Shareholder Servicing Fees -- Note F ................................        43,200          10,069
Transfer Agent Fees .................................................        10,552          13,060
Printing Fees .......................................................        15,235          16,660
Registration and Filing Fees ........................................        12,680           8,231
Custodian Fees ......................................................         6,641           6,346
Legal Fees ..........................................................         6,663           8,025
Audit Fees ..........................................................         7,439           7,097
Directors' Fees -- Note E ...........................................         3,258           3,172
Other Expenses ......................................................        18,378          18,290
                                                                        -----------     -----------
Total Expenses ......................................................       503,983         387,396
                                                                        -----------     -----------
Less:
Investment Advisory Fees Waived -- Note B ...........................            --            (925)
                                                                        -----------     -----------
   Net Expenses Before Expense Offset ...............................       503,983         386,471
                                                                        -----------     -----------
Expense Offset -- Note A ............................................        (1,433)           (176)
                                                                        -----------     -----------
   Net Expenses After Expense Offset ................................       502,550         386,295
                                                                        -----------     -----------
Net Investment Loss .................................................      (341,469)       (178,128)
                                                                        -----------     -----------
Net Realized Gain (Loss) on Investments .............................       419,700        (554,844)
Net Change in Unrealized Appreciation (Depreciation)
   on Investments ...................................................    13,656,346       6,934,966
                                                                        -----------     -----------
Net Gain on Investments .............................................    14,076,046       6,380,122
                                                                        -----------     -----------
Net Increase in Net Assets Resulting from Operations ................   $13,734,577     $ 6,201,994
                                                                        ===========     ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ MICRO CAP PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                       Six Months
                                                                          Ended        Year Ended
                                                                     April 30, 2002    October 31,
                                                                       (Unaudited)        2001
                                                                     --------------   ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss ..........................................     $   (341,469)   $   (261,506)
   Net Realized Gain ............................................          419,700       4,460,963
   Net Change in Unrealized Appreciation (Depreciation) .........       13,656,346      (3,029,195)
                                                                      ------------    ------------
   Net Increase in Net Assets Resulting from
     Operations .................................................       13,734,577       1,170,262
                                                                      ------------    ------------
Distributions:
   Net Realized Gain ............................................       (4,327,372)     (8,367,564)
                                                                      ------------    ------------
Capital Share Transactions:
   Issued .......................................................       30,794,519      99,978,762
   In Lieu of Cash Distributions ................................        4,268,658       8,335,410
   Redeemed .....................................................      (23,470,132)    (88,777,156)
                                                                      ------------    ------------
   Net Increase from Capital Share Transactions .................       11,593,045      19,537,016
                                                                      ------------    ------------
   Total Increase ...............................................       21,000,250      12,339,714
Net Assets:
   Beginning of Period ..........................................       74,497,657      62,157,943
                                                                      ------------    ------------
   End of Period ................................................     $ 95,497,907    $ 74,497,657
                                                                      ============    ============

Shares Issued and Redeemed:
   Issued .......................................................        1,849,257       6,147,460
   In Lieu of Cash Distributions ................................          266,458         588,243
   Redeemed .....................................................       (1,421,103)     (5,543,228)
                                                                      ------------    ------------
   Net Increase in Shares Outstanding ...........................          694,612       1,192,475
                                                                      ============    ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                       Six Months
                                                                          Ended        Year Ended
                                                                     April 30, 2002    October 31,
                                                                       (Unaudited)        2001
                                                                     --------------   ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss ..........................................      $  (178,128)    $   (59,285)
   Net Realized Gain (Loss) .....................................         (554,844)        753,804
   Net Change in Unrealized Appreciation (Depreciation) .........        6,934,966      (1,733,542)
                                                                       -----------     -----------
   Net Increase (Decrease) in Net Assets Resulting
   from Operations ..............................................        6,201,994      (1,039,023)
                                                                       -----------     -----------
Distributions:
   Net Investment Income ........................................               --          (3,641)
   Net Realized Gain ............................................         (763,782)     (6,569,030)
                                                                       -----------     -----------
   Total Distributions ..........................................         (763,782)     (6,572,671)
                                                                       -----------     -----------
Capital Share Transactions:
   Issued .......................................................       34,255,104      33,318,748
   In Lieu of Cash Distributions ................................          753,468       6,108,729
   Redeemed .....................................................       (2,339,952)     (9,436,253)
                                                                       -----------     -----------
   Net Increase from Capital Share Transactions .................       32,668,620      29,991,224
                                                                       -----------     -----------
   Total Increase ...............................................       38,106,832      22,379,530
Net Assets:
   Beginning of Period ..........................................       43,587,019      21,207,489
                                                                       -----------     -----------
   End of Period ................................................      $81,693,851     $43,587,019
                                                                       ===========     ===========
Shares Issued and Redeemed:
   Issued .......................................................        2,534,959       2,534,411
   In Lieu of Cash Distributions ................................           56,145         508,637
   Redeemed .....................................................         (171,128)       (698,440)
                                                                       -----------     -----------
   Net Increase in Shares Outstanding ...........................        2,419,976       2,344,608
                                                                       ===========     ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ MICRO CAP PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                                              Selected Per Share Data & Ratios
                                                                For a Share Outstanding Throughout Each Period
                                               ---------------------------------------------------------------
                                               Six Months
                                                 Ended
                                                April 30,                Years Ended October 31,
                                                  2002      --------------------------------------------------
                                               (Unaudited)   2001       2000       1999       1998       1997
                                               ----------   ------     ------     ------     ------     ------
Net Asset Value,
   Beginning of Period .....................     $15.57     $17.30     $16.06     $12.94     $18.76     $15.73
                                                 ------     ------     ------     ------     ------     ------
Income from Investment Operations:
   Net Investment Loss .....................      (0.06)     (0.05)     (0.07)     (0.03)     (0.06)     (0.08)
   Net Realized and Unrealized Gain
     (Loss) ................................       2.77       0.71       3.98       3.15      (3.47)      4.59
                                                 ------     ------     ------     ------     ------     ------
   Total from Investment Operations ........       2.71       0.66       3.91       3.12      (3.53)      4.51
                                                 ------     ------     ------     ------     ------     ------
Distributions:
   Net Realized Gain .......................      (0.85)     (2.39)     (2.67)        --      (2.29)     (1.48)
                                                 ------     ------     ------     ------     ------     ------
Net Asset Value, End of Period .............     $17.43     $15.57     $17.30     $16.06     $12.94     $18.76
                                                 ======     ======     ======     ======     ======     ======

Total Return ...............................      17.91%**    5.19%     27.02%     24.21%    (20.86)%    31.44%
                                                 ======     ======     ======     ======     ======     ======

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) .............................    $95,498    $74,498    $62,158    $48,399    $42,219    $51,772
Ratio of Expenses to Average Net
   Assets ..................................       1.17%*     1.21%      1.19%      1.29%      1.16%      1.21%
Ratio of Net Investment Loss
   to Average Net Assets ...................      (0.80)%*   (0.34)%    (0.43)%    (0.67)%    (0.48)%    (0.53)%
Portfolio Turnover Rate ....................         67%       148%       130%       132%       120%       158%


 *Annualized
**Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                                     Selected Per Share Data & Ratios
                                                       For a Share Outstanding Throughout Each Period
                                    -----------------------------------------------------------------

                                    Six Months                                            November 1,
                                      Ended                Years Ended October 31,         1996* to
                                  April 30, 2002                                          October 31,
                                   (Unaudited)    2001       2000       1999       1998       1997
                                  -------------- ------     ------     ------     ------  -----------
Net Asset Value,
   Beginning
   of Period ....................     $12.36     $17.93     $12.89     $12.89     $12.64     $10.00
                                      ------     ------     ------     ------     ------     ------
Income from
   Investment Operations:
   Net Investment
   Income (Loss) ................      (0.03)     (0.02)        --      (0.05)     (0.01)      0.03
   Net Realized and
       Unrealized Gain ..........       1.60       0.04++     5.04       0.22       0.42       2.64
                                      ------     ------     ------     ------     ------     ------
   Total from Investment
   Operations ...................       1.57       0.02       5.04       0.17       0.41       2.67
                                      ------     ------     ------     ------     ------     ------
Distributions:
   Net Investment Income ........         --      (0.00)#       --         --      (0.00)#    (0.03)
   Net Realized Gain ............      (0.19)     (5.59)        --      (0.17)     (0.16)        --
                                      ------     ------     ------     ------     ------     ------
   Total Distributions ..........      (0.19)     (5.59)        --      (0.17)     (0.16)     (0.03)
                                      ------     ------     ------     ------     ------     ------
Net Asset Value,
   End of Period ................     $13.74     $12.36     $17.93     $12.89     $12.89     $12.64
                                      ======     ======     ======     ======     ======     ======
Total Return+ ...................      12.77%***   1.06%     39.10%      1.31%      3.33%     26.76%***
                                      ======     ======     ======     ======     ======     ======
Ratios and
   Supplemental Data
Net Assets,
End of Period
(Thousands) .....................    $81,694    $43,587    $21,207    $20,231    $21,780    $12,957
Ratio of Expenses to
Average Net Assets ..............       1.25%**    1.25%      1.26%      1.25%      1.25%      1.25%**
Ratio of Net Investment
Income (Loss) to Average
Net Assets ......................      (0.58)%**  (0.18)%     0.02%     (0.47)%    (0.12)%     0.24%**
Portfolio Turnover Rate .........         41%        61%       119%        78%        83%        56%


  * Commencement of Operations.
 ** Annualized
*** Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++ The amount shown for the year ended October 31, 2001 for a share outstanding throughout the period does not accord with aggregate net losses on investments for that period because of the sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio
  # Value is less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Micro Cap Portfolio (formerly named the Rice, Hall James Small Cap Portfolio) and Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At April 30, 2002, the UAM Funds were comprised of 22 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objectives of the Portfolios are as follows:

     Rice, Hall, James Micro Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies.

     Rice, Hall, James Small/Mid Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization companies.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

          2. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments of net operating losses.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets for custodian balance credits.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

          6. Implementation of New Accounting Standards: The Portfolios implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on November 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Portfolios upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation, "UAM"), provides investment advisory services to the Rice, Hall, James Micro Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio at a fee calculated at an annual rate of 0.75% and 0.80% of the average daily net assets, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Rice, Hall, James Micro Cap Portfolio's and the Rice, Hall, James Small/Mid Cap Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets, respectively.

     C. Administrative Services: The UAM Funds and SEI Investments Mutual Funds Services, (the "Administrator" or "SEI"), a wholly owned subsidiary of SEI Investments Company, are parties to an Administration Agreement (the "Agreement") dated April 1, 2001, under which the Administrator provides the UAM Funds with certain legal, accounting, and shareholder services for an annual fee of 0.073% of the average daily net assets of each of the Portfolios and an annual base fee of no more than $54,500 per portfolio. The Administrator may, at its sole discretion waive all or a portion of its fees.

     Prior to April 1, 2001, UAM Fund Services, Inc., provided and oversaw administrative services to the Portfolios.

     DST Systems, Inc., (the "Transfer Agent") serves as the Transfer Agent and dividend dispersing agent for the Portfolios under a transfer agency agreement with the UAM Funds.

     Effective April 1, 2001, the UAM funds entered into an agreement with PBHG Shareholder Servicing Center ("PBGHSSC", formerly UAM Shareholder Service Center, "UAMSSC") whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds pay PBHGSSC $8,250 for the first operational class of the portfolios plus $2,750 for each additional class of a portfolio and $33 per account. For the six months ended April 30, 2002, PBHGSSC was paid $10,157 and $11,151 by the Micro Cap and Small/Mid Cap Portfolios, respectively.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

     D. Distribution Services: The UAM Funds and Funds Distributor, Inc. (the "Distributor"), are parties to a Distribution Agreement dated April 1, 2001. The Distributor receives no fees for its distribution services under the agreement.

     Prior to April 1, 2001, UAM Fund Distributors, Inc. distributed the shares of the Portfolios, and received no fees for services under this agreement.

     E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board Meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds, (however, including retainer fees, each Board member must receive a minimum of $7,500 for each meeting other than a private telephone meeting).

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM funds that are serviced by the financial representative.

     G. Purchases and Sales: For the six months ended April 30, 2002, the Rice, Hall, James Micro Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio made purchases of $53,993,818 and $45,329,058 and sales of $51,767,970 and $22,501,206 of investment securities other than long-term U.S. Government and short-term securities, respectively. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period April 27, 2001 through July 27, 2001, such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 2002, the Portfolios had no borrowings under the agreement.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

     I. Other: At April 30, 2002, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                               No. of                 %
Rice, Hall, James Portfolios                Shareholders           Ownership
-------------------------------            --------------        -------------

Micro Cap ..............................         2                    61%
Small/Mid Cap ..........................         2                    57%

     J. Reorganization: The Board of Directors of UAM Funds, Inc. and UAM Funds, Inc. II and the Board of Trustees of UAM Funds Trust approved a reorganization of the UAM Funds (the "Reorganization"), whereby the assets and liabilities of each UAM Fund would be transferred into corresponding portfolios of The Advisors' Inner Circle Fund. As a result of the Reorganization, each UAM Fund shareholder will become a shareholder of the corresponding Advisors' Inner Circle Fund portfolio. The Reorganization is scheduled to occur at the close of business on June 21, 2002.

                                      NOTES

                                      NOTES

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

Officers and Directors
Scott F. Powers                           Linda T. Gibson, Esq.
Director, President and Chairman          Vice President and Secretary

John T. Bennett, Jr.                      Sherry Kajdan Vetterlein
Director                                  Vice President and Assistant Secretary

Nancy J. Dunn                             Christopher F. Salfi
Director                                  Treasurer

Philip D. English                         Suzan M. Barron
Director                                  Assistant Secretary

William A. Humenuk                        Molly S. Mugler
Director                                  Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
Rice, Hall, James & Associates
600 West Broadway, Suite 1000
San Diego, CA 92101

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109


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                                         This report has been prepared for
                                         shareholders and may be distributed to
                                         others only if preceded or accompanied
                                         by a current prospectus.
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